UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2016

Shutterfly, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33031	94-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On October 18, 2016, the Board of Directors (the “Board”) of Shutterfly, Inc. (the “Company”) appointed Ms. Eva Manolis to the Board, effective immediately. Ms. Manolis will serve as a Class III director until her term expires at the 2018 annual meeting of stockholders, at which time she will stand for election by the Company’s stockholders. Pursuant to the Board’s standard compensation policy for non-employee directors, Ms. Manolis will receive restricted stock units (“RSUs”) with a face value equal to $133,333.00 on October 19, 2016, representing an eight month pro-rated amount of the annual $200,000 RSUs grant generally awarded to members of the Board.

Ms. Manolis has more than 30 years of experience leading product and engineering teams, designing and building innovative customer products and services in the technology industry. Ms. Manolis served as Vice President, Consumer Shopping Experiences at Amazon Inc. from May 2005 to August 2016, where she was responsible for worldwide design and development of innovative shopping experiences. Prior to Amazon, Ms. Manolis held executive positions leading product and development groups at three startups. From November 2002 to February 2005, Ms. Manolis served as Senior Vice President, Products and Services KeepMedia, Inc., a premium content service for consumers. In February of 1999 Ms. Manolis co-founded Shutterfly, Inc. As Executive Vice President of Products, Services, and Strategy, Ms. Manolis led the development of all website and new product offerings for Shutterfly from launch in December of 1999 through mid-2002. From September 1998 to February 1999, Ms. Manolis was Vice President of Research and Development of Live Picture, Inc., a consumer and enterprise imaging solutions company. From 1987 to 1998, Ms. Manolis held a number of technical positions at Silicon Graphics International Corp. (“SGI”).

Ms. Manolis holds B.Sc. and M.Sc. degrees in Electrical Engineering from Brown University.

No family relationships exist between Ms. Manolis and any of the Company’s other directors or executive officers. There are no arrangements between Ms. Manolis and any other person pursuant to which Ms. Manolis was nominated as a director, nor are there any transactions to which the Company is or was a participant and in which Ms. Manolis has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Manolis’s appointment to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Press release announcing appointment of Eva Manolis to Board of Directors, dated October 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Jason Sebring
Jason Sebring Vice President and General Counsel

Date: October 21, 2016

EXHIBIT INDEX

Number	Description

99.1	Press release announcing appointment of Eva Manolis to Board of Directors, dated October 21, 2016.